UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 8, 2007

GREAT LAKES BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14879	94-3078031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 Main Street, Buffalo, New York 14214	14214
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (716) 854-4272

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 8, 2007, Great Lakes Bancorp, Inc. issued a press release announcing its 2007 first quarter results and the authorization provided by its Board of Directors to establish a share repurchase plan. A copy of the press release is furnished with this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits: The following exhibit is furnished with this report:

Exhibit
Number	Description
99.1	Press Release dated May 8, 2007, entitled “Great Lakes Bancorp Announces 2007 First Quarter Results and Share
Repurchase Plan”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES BANCORP, INC.

Date: May 8, 2007	By:	/s/ Michael J. Rogers
Michael J. Rogers
Executive Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)